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                                                                   EXHIBIT 22(l)

















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                                 SUBSIDIARIES OF
                            LAYNE CHRISTENSEN COMPANY


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       NAME OF SUBSIDIARY                               JURISDICTION
                                                      OF INCORPORATION
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Boyles Bros. Drilling Company                         Utah
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Christensen Boyles Corporation                        Delaware
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Christensen Boyles International                      Cayman Islands
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Christensen Mining Products Export Company, Ltd.      Barbados
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Christensen Products (Thailand) Co., Ltd.             Thailand
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Elgin Exploration Company, Ltd.                       Calgary, Alberta, Canada
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Glindemann & Kitching Pty Ltd                         Australia
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HydroResources Co., Ltd.                              Thailand
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International Mining Services Pty Ltd                 Australia
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Layne Arkansas Company                                Arkansas
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Layne Atlantic Company, Inc.                          Indiana
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Layne de Bolivia S.R.L.                               Cochabamba, Bolivia
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Layne de Mexico, S.A. de C.V.                         Hermosillo, Sonora, Mexico
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Layne Central Company                                 Tennessee
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Layne Christensen Australia Pty Limited               Australia
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Layne GeoSciences, Inc.                               Delaware
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Layne Louisiana Company                               Louisiana
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Layne Northern Company, Inc.                          Indiana
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Layne-Northwest Company, Inc.                         Wisconsin
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Layne Ohio Company                                    West Virginia
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Layne Texas, Incorporated                             Delaware
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Layne (Thailand) Limited                              Bangkok, Thailand
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Mid-Continent Drilling Company                        Delaware
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PT Layne Christensen Indonesia                        Indonesia
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SMS Offshore Pty Ltd                                  Australia
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Stamm-Scheele Incorporated                            Louisiana
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Stanley Exploration Mining Company Ltd                Ghana
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Stanley Mining Services Pty Limited                   Australia
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Stanley Mining Services (Tanzania) Ltd                Tanzania
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Stanmines Ghana Ltd                                   Ghana
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Stanmines NL                                          Australia
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